Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of MOL Global, Inc. (the “Company”) on Form 20-F/A for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Chee Chaun Ng, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2016

By:	/s/ Preecha Praipattarakul
	Name:	Preecha Praipattarakul
	Title:	Chief Executive Officer